Exhibit 99.1

SETTLEMENT AGREEMENT

Settlement Agreement, dated as of February 13, 2006 (including the exhibits hereto, the “Agreement”), by and among George W. Karpus (“GWK”), Karpus Management, Inc. (d/b/a Karpus Investment Management), its directors, officers and all of its respective Affiliates (as defined herein) (collectively, “KIM”) and Salomon Brothers Municipal Partners Fund II Inc. (“MPT” and together with GWK and KIM, the “Parties” and individually a “Party”).

WHEREAS, MPT is a closed-end management investment company registered under the 1940 Act (as defined below);

WHEREAS, KIM is the Beneficial Owner (as defined below) of 381,525 shares of common stock of MPT representing approximately 6.35% of the outstanding shares of common stock of MPT;

WHEREAS, GWK has filed an action in the Supreme Court of the State of New York, County of New York entitled George W. Karpus v. R. Jay Gerken, et al., Index No. 603984/2005 (the “Litigation”); and

WHEREAS, MPT and GWK desire to avoid the continued expense and inconvenience of the Litigation and all Parties desire to effect the full and final resolution of all claims raised in the Litigation.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

Section 1. Certain Defined Terms.

For purposes of this Agreement:

“1933 Act” means the Securities Act of 1933, as amended, and the applicable rules and regulations promulgated thereunder by the SEC (as defined below) and interpretive guidance issued thereunder by the SEC staff.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff.

“1940 Act” means the Investment Company Act of 1940, as amended, and the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff.

“Affiliate,” has the meaning set forth in Rule 405 promulgated by the SEC (as defined below) under the 1933 Act.

“Associate” has the meaning set forth in Rule 12b-2 promulgated by the SEC (as defined below) under the 1934 Act, except that a passive investment in a Person (as defined below) that is not controlled or managed shall not be deemed to make that Person an Associate of another Person.

“Beneficial Owner” and “Beneficially Own” have the meanings set forth in Rule 13d-3 promulgated by the SEC (as defined below) under the 1934 Act.

“Effective Period” means the period from the date of this Agreement through the fifth (5th) anniversary of this Agreement.

“Governmental Entity” means any foreign, federal, state, or local government or regulator or any court, arbitrator, administrative agency, or commission or other governmental or regulatory authority, official or agency (including a stock exchange or other self-regulatory body).

“Person” has the meaning set forth in Section 2(a)(28) of the 1940 Act.

“SEC” means the United States Securities and Exchange Commission or any successor entity.

“Shares” means any shares of common stock or preferred stock of MPT, or any securities convertible into or exchangeable or exercisable for any securities of MPT, or which, upon redemption thereof could result in the receipt of any securities of MPT, or options, warrants, contractual rights or other rights of any kind to acquire or vote any securities of MPT, including any security which such common stock or preferred stock is converted into, exchanged for, exercised for or replaced with in connection with any reorganization whatsoever of MPT, including any change of organizational form.

“Transfer” means, with respect to a security, the sale, grant, assignment, transfer, pledge, hypothecation, encumbrance, assignment, constructive sale, or other disposition of such security or the Beneficial Ownership thereof (including by operation of law), or the entry into of any agreement to effect any of the foregoing, including, for purposes of this Agreement, the transfer or sharing of any voting power of such security.

Section 2. Conditions and Termination

2.1 The undertaking of MPT to consider the Merger as provided in Section 3 of this Agreement is subject to the performance by KIM of each and every one of its covenants and other obligations hereunder. The obligations of KIM hereunder are subject to the performance by MPT of each and every one of its covenants and other obligations hereunder.

2.2 GWK and MPT authorize their counsel to inform the Honorable Herman Cahn, Justice of the Supreme Court of the State of New York, County of New York that the Parties have reached an agreement to resolve the Litigation. Within two days of the date of this Agreement, GWK and MPT will jointly file the Stipulation of Settlement, Preliminary Order and Notice of Pendency and Settlement of Derivative Action attached hereto as Exhibit A. GWK and MPT agree to make any other necessary applications to obtain approval of the settlement.

2.3 The obligations of the Parties hereto shall terminate if the Merger, as contemplated in Section 3 hereof, is not consummated by August 31, 2007.

Section 3. Merger

On the basis of the representations, warranties and agreements set forth herein and subject to performance by KIM of its covenants and other obligations hereunder and the other conditions set forth herein, the Board of Directors of MPT, subject to compliance with applicable laws, rules and regulations (including without limitation Section 17 of the 1940 Act and Rule 17a-8 thereunder), has preliminarily determined to recommend a merger (the “Merger”) between MPT and Salomon Brothers Municipal Partners Fund Inc. (“MNP”) to the shareholders of MPT at the annual meeting of shareholders of MPT to be held in or before April 2007. Holders of common shares of the merging fund shall receive common shares in the acquiring fund with an aggregate net asset value equal to the aggregate net asset value of their common shares in the merging fund at the time of Merger. The Merger shall be on such other terms and conditions as, in the judgment of the Board of Directors of MPT, are appropriate, including that the Merger will qualify as a “tax free reorganization” under the Internal Revenue Code of 1986, as amended, and provided there has been no material change in circumstances that causes the Board of Directors of MPT to believe that the Merger is no longer in the best interest of shareholders. The Merger, if approved by the Board of Directors and the shareholders of MPT and by the Board of Directors and shareholders of MNP, will be completed on, or as soon as practicable after, July 7, 2007.

Section 4. Additional Agreements.

4.1 Except as expressly set forth in this Agreement, KIM covenants and agrees with MPT that through the termination of the Effective Period it will not, and will cause its Affiliates and Associates not to, directly or indirectly, alone or in concert with others, unless specifically requested in writing by the Chairman and President of MPT or by a resolution of a majority of the Directors of MPT, take any of the actions set forth below (or take any action that would require MPT to make an announcement regarding any of the following):

(a) effect, seek, offer, engage in, propose (whether publicly or otherwise) or cause or participate in, or assist any other Person to effect, seek, engage in, offer or propose (whether publicly or otherwise) or participate in (other than as specifically contemplated by this Agreement) any “solicitation” of “proxies” (as such terms are defined in the rules and regulations promulgated under the 1934 Act but without regard to the exclusion set forth in Rule 14a-1(l)(2)(iv) from the definition of “solicitation”), whether or not relating to the election or removal of Directors, with respect to MPT or any action resulting in KIM or any of its Affiliates or Associates becoming a “participant” in any “election contest” (as such terms are defined in the rules and regulations promulgated under the 1934 Act) with respect to MPT;

(b) propose any matter for submission to a vote of shareholders of MPT;

(c) grant any other proxy with respect to any Shares of MPT (other than to its Affiliates or the Chairman and President of MPT, as the case may be);

(d) execute any written consent with respect to any Shares;

(e) form, join or participate in a “group” (within the meaning of Section 13(d)(3) of the 1934 Act) with respect to any Shares or deposit any Shares in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of such Shares or other agreement having similar effect (in each case except between KIM and its Affiliates);

(f) seek, alone or in concert with others, (i) to call a meeting of shareholders of MPT; (ii) representation on the Board of Directors of MPT; (iii) the removal of any member of the Board of Directors of MPT; or (iv) to control or influence the management or policies of MPT; or

(g) except as specifically contemplated by this Agreement, enter into any discussions, negotiations, arrangements or understandings with any Person with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing (in each case except between KIM and its Affiliates).

None of the foregoing covenants shall be construed to prevent KIM from soliciting MPT’s shareholders in favor of MPT’s proposal to merge with MNP.

4.2 KIM covenants and agrees that during the Effective Period it will not, and will cause its Affiliates and Associates not to (and will not advise, assist or encourage others to), vote against any persons proposed by management for election as Directors of MPT or vote against any proposal proposed by management to the shareholders of MPT. KIM covenants and agrees that during the Effective Period it will, and will cause its Affiliates and Associates to, vote in favor of any persons proposed by management for election as Directors of MPT and vote in favor of any proposal proposed by management to the shareholders of MPT.

Section 5. Press Release; Public Statements.

5.1 KIM and MPT covenant and agree that within one day of the date of this Agreement:

(a) MPT will issue a press release announcing the preliminary determination of the Board of Directors to recommend the Merger to shareholders, subject to the settlement of the Litigation and the other conditions set forth herein, and announcing the other material terms of this Agreement in substantially the form attached as Exhibit B hereto.

(b) KIM will issue a press release announcing the material terms of this Agreement in substantially the form attached as Exhibit C hereto.

5.2 During the Effective Period, each of KIM and MPT agrees that it will not, and will cause its respective Affiliates not to, directly or indirectly, make any public statement, disclosure or publication (including any comments made off-the record or not-for-attribution to any news organizations or other members of the press), or any registration or filing with any Governmental Entity relating to the other Party, or any of the transactions contemplated hereby; provided, however, that the foregoing will not preclude (a) communications or disclosures required of a Party hereto by law or any Governmental Entity or requested by any Governmental Entity with appropriate jurisdiction, or (b) the delivery by any Party hereto of a copy of the press releases referred to in Section 5.1 of this Agreement to any person. Notwithstanding the provisions of this Section 5.2, nothing in this Agreement shall prevent MPT from sending communications to shareholders regarding the Merger.

Section 6. Mutual Release.

The Parties hereby mutually release and discharge each other Party, including each Party’s divisions, parents, affiliates, agents and each of their current or former officers, directors, employees, representatives and agents, from any and all claims whatsoever, which any Party ever had or for, upon or by reason of, any claim asserted in the Litigation based on any matter or thing done or omitted by any Party prior to the date of this Agreement, whether known or unknown, accrued or contingent. Notwithstanding the foregoing, the Parties agree to be bound by the court order entered in the Litigation. Notwithstanding anything contained in this Agreement, the Parties agree that no Party is prohibited from enforcing the terms and obligations of this Agreement or obtaining relief for breach thereof.

Section 7. Fees, Costs and Expenses.

Each Party hereto will pay, or cause to be paid, its own fees, costs and expenses incident to this Agreement and the transactions contemplated herein, except as otherwise approved by the Supreme Court of the State of New York, County of New York in resolving the Litigation.

Section 8. Representations and Warranties.

8.1 KIM represents and warrants as follows:

(a) Authority. KIM has all requisite corporate power and authority to execute and deliver the Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by KIM have been duly and validly authorized by all necessary corporate action on the part of KIM.

(b) Binding Agreement. This Agreement has been duly executed and delivered by KIM, and, assuming the valid authorization, execution and delivery hereof by MPT, is a valid and binding obligation of KIM, enforceable against KIM in accordance with its terms, except as such enforcement may be limited by (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

(c) Execution; No Violations. The execution and delivery of this Agreement by KIM does not, and the consummation by KIM of the transactions contemplated hereby will not, breach or result in a default under any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which KIM is a party or by which KIM is bound, nor will such action violate the organizational documents of KIM or any federal or New York statute, or any rule or regulation that has been issued pursuant to any federal or New York statute, or any order issued pursuant to any federal or New York statute, by any Governmental Entity having jurisdiction over KIM.

(d) Governmental and Other Consents. No consent, approval, authorization, order or qualification of, or designation, registration, declaration or filing with, any Governmental Entity is required on the part of KIM in connection with the execution or delivery of this Agreement or the consummation by KIM of the transactions contemplated hereby, except to the extent that any filings with the SEC under Section 13(d) of the 1934 Act may be required.

(e) Share Ownership. KIM is the Beneficial Owner of 381,525 shares of common stock of MPT. KIM does not directly or indirectly Beneficially Own any Shares of MPT, or any securities convertible into or exchangeable or exercisable for any Shares of MPT, or which, upon redemption thereof could result in KIM receiving any Shares of MPT, or options, warrants, contractual rights or other rights of any kind to acquire or vote any Shares of MPT, except as set forth in the immediately preceding sentence.

8.2 MPT represents and warrants as follows:

(a) Authority. MPT has all requisite corporate power and authority to execute and deliver the Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by MPT have been duly and validly authorized by all necessary corporate action on the part of MPT.

(b) Binding Agreement. This Agreement has been duly executed and delivered by MPT, and, assuming the valid authorization, execution and delivery hereof by KIM, is a valid and binding obligation of MPT, enforceable against MPT in accordance with its terms, except as such enforcement may be limited by (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

(c) Execution; No Violations. The execution and delivery of this Agreement by MPT does not, and the consummation by MPT of the transactions contemplated hereby will not breach or result in a default under any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which MPT is a party or by which MPT is bound, nor will such action violate the organizational documents of MPT or any federal or New York statute or the Maryland General Corporation Law or any rule or regulation that has been issued pursuant to any federal or New York statute or the Maryland General Corporation Law or any order issued pursuant to any federal or New York statute or the Maryland General Corporation Law by any Governmental Entity having jurisdiction over MPT.

(d) Governmental and Other Consents. No consent, approval, authorization, order or qualification of, or designation, registration, declaration or filing with, any Governmental Entity is required on the part of MPT in connection with the execution or delivery of this Agreement or the consummation by MPT of the transactions contemplated hereby, except for filings with the SEC under the 1933 Act, 1940 Act and 1934 Act and certain notifications to the New York Stock Exchange.

Section 9. Miscellaneous

9.1 Remedies. Each Party hereto hereby acknowledges and agrees that irreparable harm will occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties will be entitled to specific performance hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provision hereof in any state or federal court in the State and County of New York, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived. All rights and remedies under this Agreement are cumulative, not exclusive, and will be in addition to all rights and remedies available to any Party at law or in equity.

9.2 Jurisdiction; Venue; Waiver of Jury Trial. The Parties hereto hereby irrevocably and unconditionally consent to and submit to the jurisdiction of the state or federal courts in the State and County of New York for any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, and further agree that service of any process, summons, notice or document by U.S. certified mail to the respective addresses set forth in Section 9.6 hereof will be effective service of process for any such action, suit or proceeding brought against any Party in any such court. The Parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, or the transactions contemplated hereby, in the state or federal courts in the State and County of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of KIM and MPT (on its behalf and, to the extent permitted by applicable law, on behalf of its Affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.

9.3 Entire Agreement. This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the Parties hereto. This Agreement supersedes all previous negotiations, representations and discussions by the Parties hereto concerning the subject matter hereof, and integrates the whole of all of their agreements and understanding concerning same. No prior oral representations or undertakings concerning the subject matter hereof will operate to amend, supersede, or replace any of the terms or conditions set forth in this Agreement, nor will they be relied upon.

9.4 Section Headings. Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement.

9.5 Number; Gender. Whenever the singular number is used herein, the same will include the plural where appropriate, and words or any gender will include each other gender where appropriate.

9.6 Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto will be validly given,

made or served, if in writing and sent by U.S. certified mail, return receipt requested, or by overnight courier service:

If to MPT, to:

Salomon Brothers Municipal Partners Fund II Inc.

125 Broad Street, 10th Floor

New York, NY 10004

Attention: R. Jay Gerken

Fax: (212) 793-2828

with copies to (which copies shall not constitute notice):

Robert I. Frenkel, Esq.

Secretary

c/o Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

Fax: (203) 961-4648

and

Sarah E. Cogan, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Fax: (212) 455-2502

If to Karpus Management, Inc., to:

Karpus Management, Inc.

183 Sully’s Trail

Pittsford, New York 14534

Attention: Sharon Thornton and Cody Bartlett, Jr.

Fax: (585) 586-4315

with copy to (which copy shall not constitute notice):

Richard W. Cohen, Esq.

Lowey Dannenberg Bemporad & Selinger P.C.

1 North Lexington Avenue

White Plains, NY 10601

Fax: (914) 997-0035

If to George W. Karpus, to:

George W. Karpus

Karpus Management, Inc.

183 Sully’s Trail

Pittsford, New York 14534

Fax: (585) 586-4315

9.7 Severability. Any provision of this Agreement that is invalid or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Agreement or affecting the validity or enforceability of any provisions of this Agreement in any other jurisdiction. In addition, the Parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any such term, provision, covenant or restriction that is held invalid, void or unenforceable by a court of competent jurisdiction.

9.8 Governing Law. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of New York.

9.9 Binding Effect; No Assignment. This Agreement will be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the Parties hereto. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the Parties hereto, or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. No Party to this Agreement may, directly or indirectly, assign its rights or delegate its obligations hereunder (whether voluntarily, involuntarily, or by operation of law) without the prior written consent of the other Party. Any such attempted assignment will be null and void.

9.10 Amendments; Waivers. No provision of this Agreement may be amended other than by an instrument in writing signed by the Parties hereto, and no provision hereof may be waived other than by an instrument in writing signed by the Party against whom enforcement is sought.

9.11 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

9.12 No Admission of Liability. This Agreement shall not be construed as an admission by any Party of any liability or wrongdoing.

9.13 Use of this Agreement. No part of this Agreement, its existence, terms, negotiation, development, implementation or performance shall be admissible or used in any manner in any litigation or proceeding; provided, however, that such evidence may be offered in an action to enforce the terms of this Agreement.

[signatures appear on next page]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

By:	/s/ George W. Karpus
Name:	George W. Karpus

SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC.

By:	/s/ R. Jay Gerken
Name:	R. Jay Gerken
Title:	Chairman and President

KARPUS MANAGEMENT, INC.

By:	/s/ George W. Karpus
Name:	George W. Karpus
Title:	President

EXHIBIT A

EXHIBIT A

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

GEORGE W. KARPUS,

Plaintiff,

- against -

R. JAY GERKEN, DANIEL CRONIN,

CAROL L. COLMAN, DR. RIORDAN

ROETT, JESWALD W. SALACUSE,

WILLIAM R. HUTCHINSON, and LESLIE

H. GELB,

Defendants,

- and -

SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC, and SALOMON BROTHERS MUNICIPAL PARTNERS FUND

II INC,

Nominal Defendants.

Index No. 603984/05 STIPULATION OF SETTLEMENT

This Stipulation and Agreement of Settlement dated as of February     , 2006 (the “Stipulation”) is made and entered into by and among plaintiff George W. Karpus (“Karpus”) on behalf of himself and derivatively on behalf of Salomon Brothers Municipal Partners Fund Inc. (“Partners Fund”) and Salomon Brothers Municipal Partners Fund II Inc. (“Partners Fund II”) (the “Nominal Defendants”), defendant R. Jay Gerken (“Gerken”), and defendant independent directors Daniel Cronin, Carol L. Colman, Dr. Riordan Roett, Jeswald W. Salacuse, William R. Hutchinson and Leslie H. Gelb (the “Independent Directors,” collectively with Gerken, the “Individual Defendants,” and together with Gerken and Nominal Defendants, the “Defendants”) (all parties collectively, the “Parties”), by and through their counsel of record. This Stipulation is intended by the Parties to fully, finally and forever resolve, discharge and settle the Plaintiff Released Claims and Defendant Released Claims on and subject to the terms and conditions set forth herein.

RECITALS

WHEREAS, on November 8, 2005, Karpus commenced this action (the “Action”) by filing a Derivative Complaint in the Supreme Court of the State of New York, County of New York entitled George W. Karpus v. R. Jay Gerken, et al., Index No. 603984/2005;

WHEREAS, the Action is brought derivatively by Karpus (a Partners Fund and Partners Fund II shareholder) on behalf of Partners Fund and Partners Fund II against certain current and/or former officers and directors;

WHEREAS, on November 30, 2005 Defendant Gerken filed a Motion to Dismiss Karpus’s Derivative Complaint;

WHEREAS, on November 30, 2005 Nominal Defendants also filed a Motion to Dismiss Karpus’s Derivative Complaint;

WHEREAS, on December 6, 2005, the Independent Directors also filed a Motion to Dismiss Karpus’s Derivative Complaint;

WHEREAS, Defendants’ Motions to Dismiss are currently pending before the Court and oral argument on said Motions is currently scheduled for February 27, 2006;

WHEREAS, Karpus generally alleges that the Individual Defendants (i) breached their fiduciary duties by failing to take effective action to narrow or eliminate the trading discount from net asset value of Partners Fund and Partners Fund II’s shares; and (ii) were unjustly enriched by receiving annual directors’ fees despite their alleged breach of fiduciary duty.

WHEREAS, beginning no later than January 2006, the Parties began settlement discussions in the Action, and continued those discussions until reaching an agreement in principle in February 2006 to settle the Action on the terms set forth herein;

WHEREAS, Karpus, through his counsel, has conducted and completed extensive research and investigation, which investigation has provided Karpus’s counsel with an adequate and satisfactory basis for the evaluation of and agreement to the Settlement described herein;

WHEREAS, the Parties have engaged in substantial arm’s length negotiations in an effort to resolve all derivative claims that have been or could have been asserted in this Action including participating in numerous telephone conferences where the terms of the agreements detailed herein were extensively debated and negotiated;

WHEREAS, Karpus, through his counsel, has carefully considered and evaluated, inter alia, the relevant legal authorities and evidence to support the claims asserted against the Defendants, the likelihood of prevailing on those claims, and the likely appeals and subsequent proceedings necessary if Karpus did prevail against the Defendants, and has concluded that the Settlement set forth herein is in the best interests of Partners Fund and Partners Fund II;

WHEREAS, the Defendants deny each and every allegation of liability and wrongdoing on their part and assert that the claims asserted against them are without merit and fail to state a cause of action; deny that they breached any duty, violated any law or engaged in wrongdoing in any form; and believe that they have strong factual and legal defenses to all claims alleged;

WHEREAS, the Defendants have agreed to this Stipulation and the Settlement provided herein solely in order to fully and finally settle and dispose of all claims that have been or could have been raised in the Action and to avoid the continuing burden, expense, inconvenience and distraction of protracted litigation; and

WHEREAS, the Parties and their counsel believe that the terms and conditions contained in this Stipulation are fair, reasonable and adequate, and in the best interests of Partners Fund and Partners Fund II;

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Parties that, subject to approval of the Court and the satisfaction of the conditions of the Settlement as set forth herein, each of the Plaintiff Released Claims and Defendant Released Claims shall be finally and fully compromised, settled and released, and the Action shall be dismissed with prejudice as to all Parties, upon and subject to the terms and conditions of this Stipulation as follows:

1. DEFINITIONS

As used in this Stipulation, the following terms shall have the meanings specified below:

1.1 “Complaint” means the Derivative Complaint filed by plaintiff George W. Karpus in the Action.

1.2. “Court” means the Supreme Court of the State of New York, County of New York.

1.3. “Defendant Released Claims” means any and all claims, actions, complaints, causes of action, demands or suits at law or in equity, or other liabilities whatsoever, which Plaintiff, the Nominal Defendants or any shareholder thereof ever had or for, upon or by reason of, any claim asserted or which could have been asserted in the Action based on any matter or thing done or omitted by any of the Defendants prior to the date of this Agreement, whether known or unknown, accrued or contingent.

1.4. “Defendant Released Parties” means the Defendants and their Related Persons.

1.5. “Defendants’ Counsel” means Simpson Thacher & Bartlett LLP (counsel to Partners Fund and Partners Fund II); Allen & Overy LLP (counsel to Gerken); and Krebsbach & Snyder, P.C. and Stradley, Ronon, Stevens & Young, LLP (counsel to the Independent Directors).

1.6. “Effective Date” means the date of completion of the last of the following: (a) entry of an Order and Final Judgment substantially in the form of Exhibit D, which approves in all material respects: (1) the dismissal of the claims that have been made in this Action and (2) the releases provided for in the Stipulation, and (b) either (1) expiration of the time to appeal or otherwise seek review of the Order and Final Judgment which approves, in all material respects, the settlement of this Action as provided herein, without any appeal having been taken or review sought, or (2) if an appeal is taken or review sought, the expiration of five (5) days after an appeal or review shall have been dismissed or finally determined by the highest Court before which such appeal or review is sought and which affirms the material terms of such appealed settlement consistent in all material ways with this Stipulation and/or Order and Final Judgment and is not subject to further judicial review.

1.7. “Final” means no longer subject to review upon appeal or review in connection with a petition for writ of certiorari or other similar writ, whether by exhaustion of any possible appeal, lapse of time or otherwise.

1.8. “Order and Final Judgment” means an order and final judgment substantially in the form of Exhibit D.

1.9. “Partners Fund Notice” means the Notice of Pendency and Settlement of Derivative Action, substantially in the form of Exhibit B.

1.10. “Partners Fund II Notice” means the Notice of Pendency and Settlement of Derivative Action, substantially in the form of Exhibit C.

1.11. “Person” means a natural person, individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, any business or legal entity, and any spouse, heir, legatee, executor, administrator, predecessor, successor, representative or assign of any of the foregoing.

1.12. “Plaintiff” means Karpus and his affiliates, heirs, executors, administrators, successors and assigns.

1.13. “Plaintiff Released Claims” means any and all claims whatsoever, which Defendants ever had or for, upon or by reason of, any claim asserted or which could have been asserted in the Action based on any matter or thing done or omitted by Plaintiff prior to the date of this Agreement, whether known or unknown, accrued or contingent.

1.14. “Plaintiff Released Parties” means the Plaintiff and his Related Persons.

1.15. “Plaintiff’s Counsel” means Vianale & Vianale LLP and Freeman Lewis LLP.

1.16. “Preliminary Order” means an order substantially in the form of Exhibit A.

1.17. “Related Persons” means, with respect to any Person, such Person’s divisions, parents, affiliates, attorneys, agents and each of their current, future or former officers, directors, employees, representatives, attorneys, and agents, as well as any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Party.

1.18. “Settlement” means the settlement and compromise of the Action as provided for herein.

1.19. “Settlement Hearing” means the hearing or hearings at which the Court will review the adequacy, fairness and reasonableness of the settlement.

1.20. “Stipulation” means this Stipulation of Settlement.

2. SETTLEMENT OF ACTION

2.1 Defendants’ Denial of Liability. The Defendants deny that they have any liability as a result of any and all allegations that have been or could have been made in the Action. The Defendants are entering into the Settlement in order to avoid the continuing burden, expense, inconvenience and distraction of protracted litigation.

2.2. Reliance Upon Own Knowledge. Plaintiff expressly represents and warrants that, in entering into the Settlement, he relied upon his own knowledge and investigation (including the knowledge of and investigation performed by counsel), and not upon any promise, representation, warranty or other statement made by or on behalf of any of the Defendants or their Related Persons not expressly contained in this Stipulation.

2.3. Tenders by Partners Fund. As a result of substantial negotiation by and among the Parties and counsel representing the Parties to this Stipulation, and on the basis of the representations, warranties and agreements set forth herein and subject to performance by

Plaintiff of his covenants and other obligations hereunder and the other conditions set forth herein: (a) Partners Fund hereby covenants and agrees to commence a tender offer prior to June 30, 2006 for up to 10% of the then outstanding common shares of Partners Fund at a price equal to at least 98% of the net asset value of Partners Fund’s common shares as determined as of the close of the regular trading session of the New York Stock Exchange on the date the tender offer expires and (b) Partners Fund hereby covenants and agrees to (i) commence a tender offer prior to December 31, 2006 for up to 5% of the then outstanding common shares of Partners Fund at a price equal to at least 98% of the net asset value of Partners Fund’s common shares as determined as of the close of regular trading sessions of the New York Stock Exchange on the date the tender offer expires, if during the 12 calendar weeks prior to the end of the third calendar quarter of 2006, the common shares of Partners Fund have traded on the New York Stock Exchange at an average discount from net asset value of more than 5% as of the last trading day in each week during such 12-week period and (ii) commence a tender offer in each of the second and fourth calendar quarters of 2007 and the second calendar quarter of 2008 for up to 5% of the then outstanding common shares of Partners Fund at a price equal to at least 98% of the net asset value of Partners Fund’s common shares as determined as of the close of regular trading sessions of the New York Stock Exchange on the date the tender offer expires, if during the 12 calendar weeks prior to the end of the first and third calendar quarters of 2007 and first calendar quarter of 2008, respectively, the common shares of Partners Fund have traded on the New York Stock Exchange at an average discount from net asset value of more than 5% as of the last trading day in each week during such 12-week period. Each such tender offer is referred to as a “Tender” and such tender offers are collectively referred to herein as the “Tenders.”

Although the Board of Directors of Partners Fund has committed to the Tenders under the circumstances set forth above, Partners Fund will not commence a Tender or accept tenders of Partners Fund’s common shares during any period when (a) such transactions, if consummated, would (i) result in the delisting of Partners Fund’s shares from the New York Stock Exchange or (ii) impair Partners Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (which would make Partners Fund a taxable entity, causing Partners Fund’s income to be taxed at the fund level in addition to the taxation of shareholders who receive distributions from Partners Fund); (b) there is any (i) legal or regulatory action or proceeding instituted or threatened challenging such transaction, (ii) suspension of or limitation on prices for trading securities generally on the New York Stock Exchange or other national securities exchange(s), or the National Association of Securities Dealers Automated Quotation System National Market System, (iii) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (iv) limitation affecting Partners Fund imposed by federal or state authorities on the extension of credit by lending institutions, or (v) outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the good faith judgment of the Board of Directors of Partners Fund, impractical or inadvisable to proceed with the Tenders; or (c) the Board of Directors of Partners Fund determines in good faith that effecting any such transaction would constitute a breach of its fiduciary duty owed to Partners Fund or its shareholders. Partners Fund will commence any Tender delayed by the pendency of any of the above described events within 30 days of the termination of such delaying event.

2.4 Merger. As a result of substantial negotiation by and among the Parties and counsel representing the Parties to this Stipulation, and on the basis of the representations, warranties and agreements set forth herein and subject to performance by Plaintiff of his covenants and other obligations hereunder and the other conditions set forth herein, the Board of Directors of Partners Fund, subject to compliance with applicable laws, rules and regulations (including without limitation Section 17 of the 1940 Act and Rule 17a-8 thereunder), has preliminarily determined to recommend a merger (the “Merger”) between Partners Fund and Partners Fund II to the shareholders of Partners Fund at a meeting of shareholders of Partners Fund to be held in or before April 2007, and the Board of Directors of Partners Fund II, subject to compliance with applicable laws, rules and regulations (including without limitation Section 17 of the 1940 Act and Rule 17a-8 thereunder), has preliminarily determined to recommend the Merger to the shareholders of Partners Fund II at the annual meeting of shareholders of Partners Fund II to be held in or before April 2007. Shareholders of the merging fund shall receive shares in the acquiring fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the merging fund at the time of the Merger. The Merger shall be on such other terms and conditions as, in the judgment of the Boards of Directors of Partners Fund and Partners Fund II, are appropriate, including that the Merger will qualify as a “tax free reorganization” under the Internal Revenue Code of 1986, as amended, and provided there has been no material change in circumstances that causes the Board of Directors of Partners Fund or the Board of Directors of Partners Fund II to believe that the Merger is no longer in the best interest of their respective shareholders. The Merger, if approved by the Board of Directors and the shareholders of Partners Fund and by the Board of Directors and shareholders of Partners Fund II, will be completed on, or as soon as practicable after, July 7, 2007.

2.5 Conditions to Tenders and Merger.

Notwithstanding anything to the contrary herein, the obligations of Partners Fund relating to the Tenders and the undertaking of Partners Fund to consider the Merger are subject to the approval of a new management agreement between Partners Fund and Salomon Brothers Asset Management Inc by shareholders of Partners Fund by April 29, 2006 and are further subject to the performance by Plaintiff and Karpus Management, Inc. (d/b/a Karpus Investment Management), its directors, officers and all of its respective affiliates (collectively, “KIM”) of each and every one of their covenants and other obligations as set forth in the Settlement Agreement dated as of February 13, 2006, by and among Karpus, KIM and Partners Fund, a copy of which is attached hereto as Exhibit E.

The undertaking of Partners Fund II to consider the Merger is subject to the performance by Plaintiff and KIM of each and every one of their covenants and other obligations as set forth in the Settlement Agreement dated as of February 13, 2006, by and among Karpus, KIM and Partners Fund II, a copy of which is attached hereto as Exhibit F.

2.6. Notice. Defendants shall be responsible for the cost of printing and mailing appropriate court-directed individual notice (a) substantially in the form of Exhibit B to the shareholders of Partners Fund entitled to receive such notice, and (b) substantially in the form of Exhibit C to the shareholders of Partners Fund II entitled to receive such notice. Defendants shall also be responsible for any other court-directed notice to be made by publication.

2.7. Attorneys’ Fees and Expenses. Defendants acknowledge that Plaintiff’s Counsel may have a claim for attorneys’ fees and reimbursement of expenses in this Action based upon the benefits which the Settlement has and will provide to Partners Fund and Partners Fund II, and that, rather than burdening the Court by litigating this issue, Plaintiff and Defendants (after negotiating the other elements of the Settlement) agreed that, subject to Court approval of the Settlement, Plaintiff will submit an application requesting that Defendants cause to be paid to Plaintiff’s Counsel the sum of no more than Seventy Thousand Dollars ($70,000.00) in settlement of this claim for attorneys’ fees and expenses. The payment of no more than Seventy Thousand Dollars ($70,000.00) in settlement of this claim for attorneys’ fees and expenses will be made by or on behalf of Defendants within ten (10) business days of the Effective Date. At the time the fees are paid, they shall be paid by check made payable to Freeman Lewis LLP. In the event that the Court modifies this term of the Settlement, Defendants shall comply with such modification and all other terms of this Stipulation shall remain in full force and effect.

2.8. Releases. As of the Effective Date, Plaintiff on behalf of himself, Partners Fund and Partners Fund II and all shareholders of Partners Fund and Partners Fund II during the time of the events alleged in the Complaint releases all Defendant Released Claims against the Defendant Released Parties, and also releases all claims against Defendants’ Counsel related to the defense of this Action. As of the Effective Date, the Defendants release all Plaintiff Released Claims against the Plaintiff Released Parties, and also release all claims against Plaintiff’s Counsel related to their bringing and prosecuting the Action.

2.9. Unknown Claims. The releases in paragraph 2.6 above shall apply to all claims, including unknown claims, and the Parties and their counsel agree to waive the benefits of Section 1542 of the California Civil Code (and the benefits of any other law (including any principle of common law) of any state or territory or other jurisdiction of the United States or of any jurisdiction outside of the United States that is similar, comparable or equivalent to Section 1542 of the California Civil Code), which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Each Party acknowledges that the foregoing waiver was separately bargained for and is a material term of the Settlement.

3. PRELIMINARY ORDER AND SETTLEMENT HEARING

3.1. Application for Preliminary Order. Within ten (10) business days after the execution and delivery of this Stipulation by all Parties hereto, the Parties shall jointly submit this Stipulation together with its Exhibits to the Court and the Parties shall apply for entry of an order (the “Preliminary Order”):

(a) Preliminarily finding this Stipulation and the Settlement set forth herein to be fair, reasonable and adequate to Nominal Defendants Partners Fund and Partners Fund II;

(b) Approving the Partners Fund Notice substantially in the form attached as Exhibit B;

(c) Approving the Partners Fund II Notice substantially in the form attached as Exhibit C;

(d) Setting forth the method for providing notice to Partners Fund and Partners Fund II shareholders of the Settlement and Settlement Hearing;

(e) Finding that the methods of providing notice set forth in the Preliminary Order constitute the best notice practicable under the circumstances and meet all requirements of the New York Business Corporations Law and Civil Practice Law and Rules; and

(f) Setting a date for the Settlement Hearing to determine whether the Settlement should be approved as reasonable, adequate and in the best interests of Partners Fund and Partners Fund II.

4. MISCELLANEOUS PROVISIONS.

4.1. Cooperation of the Parties. The Parties (a) acknowledge that it is their intent to consummate the Settlement and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of this Stipulation and to exercise their reasonable efforts to accomplish the foregoing terms and conditions of this Stipulation. The Parties will file a motion to approve the Preliminary Order and, when appropriate, the Final Order and Judgment.

4.2. Acknowledgement of Adequate Consideration. The Parties acknowledge, represent and warrant to each other that the terms of the Settlement are such that each of the Parties is to receive adequate consideration.

4.3. No Admissions. Neither this Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of this Stipulation or the Settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of the validity or lack of validity of any Plaintiff Released Claim or Defendant Released Claim, or any wrongdoing or liability of the Parties or any of their Related Persons; (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Parties or any of their Related Persons in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal; or (c) is or may be alleged or mentioned so as to contravene clause (a) above in any litigation or other action unrelated to the enforcement of this Stipulation. Notwithstanding the foregoing, the Parties may file this Stipulation or any judgment or order of the Court related hereto in any action that may be brought against them in order to support a defense or a counterclaim based on res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

4.4. Confidentiality Agreements. All agreements made during the course of the negotiations relating to the confidentiality of information shall survive this Stipulation and the Settlement.

4.5. Costs. Excepts as otherwise expressly provided herein, the Parties shall bear their own costs.

4.6. Counterparts. This Stipulation may be executed in one or more counterparts and all such counterparts together shall be deemed to be one and the same instrument.

4.7. Binding Effect. This Stipulation shall be binding upon, and inure to the benefit of all Parties. This Stipulation is not intended, and shall not be construed, to create rights in or confer benefits on any other Persons, and there shall not be any third party beneficiaries hereto except as expressly provided hereby with respect to such aforementioned Persons who are not parties hereto.

4.8. Judicial Enforcement. The Court shall retain jurisdiction with respect to the implementation and enforcement of the terms of the Stipulation and the Settlement, and the Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the terms of the Stipulation and Settlement.

4.9. Choice of Law. This Stipulation shall be governed by the laws of the State of New York without regard to its choice of law principles.

4.10. Warrant of Authority. Each counsel or person executing the Stipulation or any of its Exhibits on behalf of any Party hereto hereby warrants that such Person has the full authority to do so.

4.11. Waiver of Breach. The Parties may not waive or vary any right hereunder except by an express written waiver or variation. Any failure to exercise or any delay in exercising any of such rights, or any partial or defective exercise of such rights, shall not operate as a waiver or variation of that or any other such right. The waiver by one Party of any breach of this Stipulation by another Party shall not be deemed a waiver of any other prior or subsequent breach of this Stipulation.

4.12. Fair Construction. This Stipulation shall not be construed more strictly against one Party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Parties, it being recognized that this Stipulation is the result of arm’s length negotiations between the Parties and all Parties have contributed substantially and materially to the preparation of this Stipulation.

4.13. No Assignment of Claims. Plaintiff hereby represents and warrants that he has not assigned any rights, claims or causes of action that were asserted or could have been asserted in connection with, under or arising out of any of the claims being settled or released herein.

4.14. Severability. Any provision of this Stipulation that is invalid or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Stipulation or affecting the validity or enforceability of any provisions of this Stipulation in any other jurisdiction. In addition, the Parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any such term, provision, covenant or restriction that is held invalid, void or unenforceable by a court of competent jurisdiction so as to uphold the intent of the Parties in entering into this Stipulation.

4.15. Facsimile Signatures. Any signature to this Stipulation, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original signature and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of a Party to this Stipulation, any other Party to this Stipulation so executing and delivering this document by means of a facsimile machine shall reexecute original forms thereof and deliver them to the requesting Party. No Party to this Stipulation shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine as a defense to the formation or the enforceability of this Stipulation and each such Person forever waives any such defense.

The Parties have caused this Stipulation to be duly executed and delivered by their counsel of record:

Date:
Jennifer Freeman
FREEMAN LEWIS LLP
228 East 45th Street
17th Floor
New York, NY 10017
Telephone: (212) 980-4082
Facsimile: (212) 980-4055

Kenneth J. Vianale
Julie Prag Vianale
VIANALE & VIANALE LLP
2499 Glades Road, Suite 112
Boca Raton, Florida 33431
Telephone: (561) 392-4750
Facsimile: (561) 392-4775

Counsel for Plaintiff George W. Karpus

Date:
Michael J. Chepiga
Sarah E. Cogan
Christine M. Ford
SIMPSON THACHER & BARTLETT LLP
425 Lexington Avenue
New York, New York 10017-3954
Tel. (212) 455-2000
Fax (212) 455-2502

Attorneys for Salomon Brothers Municipal Partners Fund Inc. and Salomon Brothers Municipal Partners Fund II Inc.

Date:
Jacob S. Pultman
Ethan A. Heinz
Sarah E. Havens
ALLEN & OVERY LLP
1221 Avenue of the Americas
New York, New York 10020
Tel. (212) 610-6300
Fax (212) 610-6399

Attorneys for R. Jay Gerken

Date:
Theodore R. Snyder
KREBSBACH & SNYDER, P.C.
One Exchange Plaza
55 Broadway, Suite 1600
New York, New York 10006
Tel. (212) 825-9811

C. Clark Hodgson, Jr.
Thomas W. Dymek

STRADLEY, RONON, STEVENS & YOUNG, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Tel. (215) 564-8000

Fax (215) 564-8120

Attorneys for Daniel Cronin, Carol L. Colman, Dr. Riordan Roett, Jeswald W. Salacuse, William R. Hutchinson, and Leslie H. Gelb

Exhibit A

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

GEORGE W. KARPUS,

Plaintiff,

- against -

R. JAY GERKEN, DANIEL CRONIN,

CAROL L. COLMAN, DR. RIORDAN

ROETT, JESWALD W. SALACUSE,

WILLIAM R. HUTCHINSON, and LESLIE

H. GELB,

Defendants,

- and -

SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC, and SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC,

Nominal Defendants.

Index No. 603984/05 PRELIMINARY ORDER

The parties having made an application for an Order preliminarily approving the settlement (the “Settlement”) of this action (the “Action”) in accordance with a Stipulation of Settlement dated as of February     , 2006 (the “Stipulation”), which, together with the Exhibits thereto, sets forth the terms and conditions for the proposed Settlement of the Action; and which provides for ultimate dismissal of the Action with prejudice.

IT IS HEREBY ORDERED this      day of                     , 2006 that:

1. This Preliminary Order incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein and not otherwise defined herein shall have the same meanings set forth in the Stipulation.

2. The Stipulation and the Settlement set forth therein are found preliminarily to be fair, reasonable and adequate to Partners Fund and to Partners Fund II.

3. A Hearing shall be held before the Honorable Herman Cahn on                     , 2006, at      a.m. / p.m. at the Supreme Court, New York County, 60 Centre Street, New York, New York, 10007 for the purpose of finally determining whether the proposed Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate and should be finally approved by the Court (the “Hearing”). The Court expressly reserves its right to adjourn the Hearing or any adjournment thereof without any further notice other than an announcement in open court on the date and time set for the Hearing or any adjournment thereof and to approve the Stipulation with modifications agreed to by the parties and enter a Final Order and Judgment without further notice, other than the notice required by paragraphs 3 and 4 of this Order, to shareholders of Partners Fund or Partners Fund II.

4. Within ten (10) days after entry of this Order, Defendants, at their expense, shall cause a copy of the Partners Fund Notice, substantially in the form attached as Exhibit B to the Stipulation, to be mailed to the record shareholders of Partners Fund as of February     , 2006. Defendants shall use reasonable efforts to cause notice to be given to nominee holders such as brokerage firms and other entities. Such nominee holders are directed to comply with the provisions of Section VII of the Partners Fund Notice.

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5. Within ten (10) days after entry of this Order, Defendants, at their expense, shall cause a copy of the Partners Fund II Notice, substantially in the form attached as Exhibit C to the Stipulation, to be mailed to the record shareholders of Partners Fund II as of February     , 2006. Defendants shall use reasonable efforts to cause notice to be given to nominee holders such as brokerage firms and other entities. Such nominee holders are directed to comply with the provisions of Section VII of the Partners Fund II Notice.

6. The Court approves, in form and content, the Partners Fund Notice and Partners Fund II Notice and finds that the giving of notice as specified herein meets the requirements of B.C.L. § 626, and shall constitute due and sufficient notice of the Hearing and all other matters referred to in the Partners Fund Notice or Partners Fund II Notice, as applicable, to all persons entitled to receive notice of the Hearing. The Defendants shall, no later than ten (10) business days before the Hearing directed herein, file an appropriate affidavit of proof of mailing with respect to the Partners Fund Notice and Partners Fund II Notice.

7. In no event shall any Person be heard in opposition to the Settlement, and in no event shall any paper or brief submitted by any such Person be accepted or considered by the Court, unless by at least 10 days prior to the Hearing such Person (A) files with the Clerk of the Court notice of such Person’s intention to appear, showing proof that such Person is a Partners Fund and/or Partners Fund II shareholder, including the number of Partners Fund and/or Partners Fund II shares held and the date of purchase, and providing a statement that indicates the basis for such appearance, the nature of such objection, the identities of any witnesses that such Person plans to call at the Hearing, and

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any documentation in support of any objection, and (B) simultaneously serves copies of such notice, proof, statement and documentation, together with copies of any other papers or briefs such Person files with the Court, in person or by mail upon:

Jennifer Freeman

FREEMAN LEWIS LLP

228 East 45th Street, 17th Floor

New York, NY 10017

Kenneth J. Vianale

Julie Prag Vianale

VIANALE & VIANALE LLP

2499 Glades Road, Suite 112

Boca Raton, Florida 33431

Counsel for Plaintiff George W. Karpus

-and-

Michael J. Chepiga

Sarah E. Cogan

Christine M. Ford

SIMPSON THACHER & BARTLETT LLP

425 Lexington Avenue

New York, New York 10017-3954

Attorneys for Nominal Defendants Salomon Brothers

Municipal Partners Fund Inc. and Salomon Brothers

Municipal Partners Fund II Inc.

-and-

Jacob S. Pultman

Ethan A. Heinz

Sarah E. Havens

ALLEN & OVERY LLP

1221 Avenue of the Americas

New York, New York 10020

Attorneys for R. Jay Gerken

-and-

Theodore R. Snyder

KREBSBACH & SNYDER, P.C.

One Exchange Plaza

55 Broadway, Suite 1600

New York, New York 10006

C. Clark Hodgson, Jr.

Thomas W. Dymek

STRADLEY, RONON, STEVENS & YOUNG, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Attorneys for Daniel Cronin, Carol L. Colman,

Dr. Riordan Roett, Jeswald W. Salacuse,

William R. Hutchinson, and Leslie H. Gelb

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Any party that fails to comply with these requirements shall be deemed to have waived any objection to the Settlement.

8. If the Settlement is not approved by the Court or shall not become effective for any reason whatsoever, the Settlement and any actions taken or to be taken in connection therewith (including this Order and any judgment entered herein) shall be terminated and shall become void and of no further force and effect, except for Defendants’ obligation to provide and pay for any expenses incurred in connection with the Notice as provided for by this Order. In that event, neither the Stipulation nor any provision contained therein, nor any action undertaken pursuant thereto, nor the negotiation thereof by any party, shall be deemed an admission or offered or received as evidence at any proceeding in this Action or any other action or proceeding.

9. All proceedings in the Action, other than such proceedings as may be necessary to carry out the terms and conditions of the Settlement, are hereby stayed and suspended until further order of this Court.

10. Pending the final determination of the fairness, reasonableness and adequacy of the Settlement, no Partners Fund shareholder or Partners Fund II shareholder may commence any action against any of the Defendants in the Action asserting any of the Plaintiff Released Claims or the Defendant Released Claims.

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11. Neither the Stipulation nor any provision contained in the Stipulation, nor any negotiations, statements or proceedings in connection therewith, shall be construed as, or deemed to be evidence of, an admission or concession on the part of any of the Plaintiff, the Defendants, or any other person of any liability or wrongdoing by them, or any of them, and shall not be offered or received in evidence in any action or proceeding, or be used in any way as an admission, concession or evidence of any liability or wrongdoing of any nature, and shall not be construed as, or deemed to be evidence of, an admission or concession that Plaintiff or any other person, has or has not suffered any damage.

12. The Court retains jurisdiction over this Action to consider all further applications arising out of or connected with the proposed Settlement.

Dated:	, 2006
Hon. Herman Cahn

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Exhibit B

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

GEORGE W. KARPUS,

Plaintiff,

- against -

R. JAY GERKEN, DANIEL CRONIN, CAROL L. COLMAN, DR. RIORDAN ROETT, JESWALD W. SALACUSE, WILLIAM R. HUTCHINSON, and LESLIE H. GELB,

Defendants,

- and -

SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC, and SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC,

Nominal Defendants.

Index No. 603984/05 NOTICE OF PENDENCY AND SETTLEMENT OF DERIVATIVE ACTION

TO:	ALL SHAREHOLDERS OF SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC. (“PARTNERS FUND”) AS OF FEBRUARY , 2006. PLEASE READ THIS NOTICE CAREFULLY AND COMPLETELY. YOUR RIGHTS WILL BE AFFECTED. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF A SHAREHOLDER DERIVATIVE ACTION AND CLAIMS ASSERTED THEREIN.

IF YOU HOLD PARTNERS FUND STOCK FOR THE BENEFIT OF ANOTHER, PLEASE TRANSMIT THIS NOTICE TO SUCH BENEFICIAL OWNER.

I. PURPOSE OF THIS NOTICE

This Notice is given pursuant to Section 626 of New York Business Corporation Law (“B.C.L.”) and by an Order of the Supreme Court of New York, County of New York. The purpose of the Notice is to advise you that a shareholder derivative action is now pending in the Court relating to Partners Fund and that the parties thereto have entered into a settlement, subject to Court approval, which would fully, finally and forever resolve this action on the terms and conditions summarized in this Notice and that a Settlement hearing will be held                     , 2006, at      before the Honorable Herman Cahn, 60 Centre Street, New York, New York, 10007.

THIS IS NOT AN EXPRESSION OF ANY OPINION BY THE COURT AS TO THE MERITS OF ANY CLAIMS OR ANY DEFENSES ASSERTED BY ANY PARTY IN THE ACTION, OR THE FAIRNESS, REASONABLENESS OR ADEQUACY OF THE PROPOSED SETTLEMENT.

II. DEFINITIONS

As used in this Notice, the following terms shall have the meanings specified below:

1. “Action” means the action filed by plaintiff George W. Karpus (“Karpus”) in the Supreme Court of the State of New York, County of New York, on November 8, 2005, entitled George W. Karpus v. R. Jay Gerken, et al., Index No. 603984/2005.

2. “Affiliate,” has the meaning set forth in Rule 405 promulgated by the SEC (as defined below) under the Securities Act of 1933, as amended (together with the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff, the “1933 Act”).

3. “Associate” has the meaning set forth in Rule 12b-2 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (together with the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff, the “1934 Act”), except that a passive investment in a Person (as defined below) that is not controlled or managed shall not be deemed to make that Person an Associate of another Person.

4. “Beneficial Owner” and “Beneficially Own” and related terms have the meanings set forth in Rule 13d-3 promulgated by the SEC (as defined below) under the 1934 Act.

5. “Complaint” means the Derivative Complaint filed by Karpus in the Action.

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6. “Court” means the Supreme Court of the State of New York, County of New York.

7. “Defendants” means the Individual Defendants (as defined hereinafter) and Partners Fund (as defined hereinafter).

8. “Defendant Released Claims” means any and all claims, actions, complaints, causes of action, demands or suits at law or in equity, or other liabilities whatsoever, which Plaintiff, the Nominal Defendants or any shareholder thereof ever had or for, upon or by reason of, any claim asserted or which could have been asserted in the Action based on any matter or thing done or omitted by any of the Defendants prior to the date of this Agreement, whether known or unknown, accrued or contingent.

9. “Defendant Released Parties” means the Defendants and their Related Persons (as defined hereinafter).

10. “Defendants’ Counsel” means Simpson Thacher & Bartlett LLP (counsel to Partners Fund); Allen & Overy LLP (counsel to Gerken); and Krebsbach & Snyder, P.C. and Stradley, Ronon, Stevens & Young, LLP (counsel to the Independent Directors).

11. “Effective Date” means the date of completion of the last of the following: (a) entry of an Order and Final Judgment, which approves in all material respects: (1) the dismissal of the claims that have been made in this Action and (2) the releases provided for in the Stipulation with respect to this Action, and (b) either (1) expiration of the time to appeal or otherwise seek review of the Order and Final Judgment which approves, in all material respects, the settlement of this Action as provided in the Stipulation, without any appeal having been taken or review sought, or (2) if an appeal is taken or review sought, the expiration of five (5) days after an appeal or review shall have been dismissed or finally determined by the highest Court before which such appeal or review is sought and which affirms the material terms of such appealed settlement consistent in all material ways with this Stipulation and/or Order and Final Judgment and is not subject to further judicial review.

12. “Effective Period” means the period from the date of the Settlement Agreement, dated as of February     , 2006, by and among George W. Karpus, Karpus Management, Inc. (d/b/a Karpus Investment Management), its directors, officers and all of its respective Affiliates (collectively, “KIM”), and Partners Fund (“Partners Fund Settlement Agreement”) through the fifth (5th) anniversary of the Partners Fund Settlement Agreement.

13. “Federal Litigation” means the action pending in the United States District Court for the Southern District of New York entitled Salomon Brothers Municipal Partners Fund Inc. v. Sharon L. Thornton, et al., Case No. 05 CV 10763 (JES).

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14. “Final” means no longer subject to review upon appeal or review in connection with a petition for writ of certiorari or other similar writ, whether by exhaustion of any possible appeal, lapse of time or otherwise.

15. “Hearing” means the final hearing or hearings at which the Court will review the adequacy, fairness and reasonableness of the Settlement.

16. “Independent Directors” means Daniel Cronin, Carol L. Colman, Dr. Riordan Roett, Jeswald W. Salacuse, William R. Hutchinson, and Leslie H. Gelb.

17. “Individual Defendants” means R. Jay Gerken (“Gerken”) and the Independent Directors.

18. “Partners Fund” or “Nominal Defendant” means Salomon Brothers Municipal Partners Fund Inc.

19. “Person” means a natural person, individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, any business or legal entity, and any spouse, heir, legatee, executor, administrator, predecessor, successor, representative or assign of any of the foregoing.

20. “Plaintiff” means Karpus and his affiliates, heirs, executors, administrators, successors and assigns.

21. “Plaintiff Released Claims” means any and all claims whatsoever, which Defendants ever had or for, upon or by reason of, any claim asserted or which could have been asserted in the Action based on any matter or thing done or omitted by Plaintiff prior to the date of this Agreement, whether known or unknown, accrued or contingent.

22. “Plaintiff Released Parties” means the Plaintiff and his Related Persons.

23. “Plaintiff’s Counsel” means Vianale & Vianale LLP and Freeman Lewis LLP.

24. “Proxy Contest” means the solicitation of proxies from Partners Fund shareholders related to approval of a new management agreement between Partners Fund and Salomon Brothers Asset Management Inc (the “Management Agreement”) and refers to the proxy statement filed and mailed by Partners Fund on or about September 22, 2005 and the proxy statement filed and mailed by KIM on or about September 22, 2005 and additional proxy materials sent with respect thereto.

25. “Related Persons” means, with respect to any Person, such Person’s divisions, parents, affiliates, attorneys, agents and each of their current, future or former officers, directors, employees, representatives, attorneys and agents, as well as any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Party.

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26. “SEC” means the United States Securities and Exchange Commission or any successor entity.

27. “Settlement” means the settlement and compromise of the Action as provided for in the Stipulation of Settlement and described therein.

28. “Shares” means any shares of common stock or preferred stock of Partners Fund, or any securities convertible into or exchangeable or exercisable for any securities of Partners Fund, or which, upon redemption thereof could result in the receipt of any securities of Partners Fund, or options, warrants, contractual rights or other rights of any kind to acquire or vote any securities of Partners Fund, including any security into which such common stock or preferred stock is converted into, exchanged or exercised for or replaced with in connection with any reorganization whatsoever of Partners Fund, including any change of organizational form.

29. “Stipulation” means the Stipulation of Settlement on file with the Court.

III. SUMMARY OF THE ACTION

Plaintiff generally alleges that the Individual Defendants (i) breached their fiduciary duties by failing to take effective action to narrow or eliminate the trading discount from net asset value of Partners Fund’s shares; and (ii) were unjustly enriched by receiving annual directors’ fees despite their alleged breach of fiduciary duty.

The Defendants deny each and every allegation of liability and wrongdoing on their part and assert that the claims asserted against them are without merit and fail to state a cause of action; deny that they breached any duty, violated any law or engaged in wrongdoing in any form; and believe that they have strong factual and legal defenses to all claims alleged. The Defendants have agreed to this Stipulation and the Settlement provided herein solely in order to fully and finally settle and dispose of all claims that have been or could have been raised in the Action and to avoid the continuing burden, expense, inconvenience and distraction of protracted litigation.

IV. TERMS OF THE SETTLEMENT

As of the Effective Date, Plaintiff on behalf of himself, Partners Fund and all shareholders of Partners Fund during the time of the events alleged in the Complaint releases all Defendant Released Claims against the Defendant Released Parties, and also releases all claims against Defendants’ Counsel related to their defense of this Action. As of the Effective Date, the Defendants release all Plaintiff Released Claims against the Plaintiff Released Parties, and also release all claims against Plaintiff’s Counsel related to their bringing and prosecuting the Action.

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As a result of substantial negotiation by and among the parties to and counsel representing the parties to the Stipulation, and on the basis of the representations, warranties and agreements set forth therein and subject to performance by Plaintiff of his covenants and other obligations thereunder and the other conditions set forth therein, pursuant to the Stipulation: (a) Partners Fund covenants and agrees to commence a tender offer prior to June 30, 2006 for up to 10% of the then outstanding common shares of Partners Fund at a price equal to at least 98% of the net asset value of Partners Fund’s common shares as determined as of the close of the regular trading session of the New York Stock Exchange on the date the tender offer expires and (b) Partners Fund covenants and agrees to (i) commence a tender offer prior to December 31, 2006 for up to 5% of the then outstanding common shares of Partners Fund at a price equal to at least 98% of the net asset value of Partners Fund’s common shares as determined as of the close of regular trading sessions of the New York Stock Exchange on the date the tender offer expires, if during the 12 calendar weeks prior to the end of the third calendar quarter of 2006, the common shares of Partners Fund have traded on the New York Stock Exchange at an average discount from net asset value of more than 5% as of the last trading day in each week during such 12-week period and (ii) commence a tender offer in each of the second and fourth calendar quarters of 2007 and the second calendar quarter of 2008 for up to 5% of the then outstanding common shares of Partners Fund at a price equal to at least 98% of the net asset value of Partners Fund’s common shares as determined as of the close of regular trading sessions of the New York Stock Exchange on the date the tender offer expires, if during the 12 calendar weeks prior to the end of the first and third calendar quarters of 2007 and first calendar quarter of 2008, respectively, the common shares of Partners Fund have traded on the New York Stock Exchange at an average discount from net asset value of more than 5% as of the last trading day in each week during such 12-week period. Each such tender offer is referred to as a “Tender” and such tender offers are collectively referred to herein as the “Tenders.”

Although the Board of Directors of Partners Fund has committed to the Tenders under the circumstances set forth above, Partners Fund will not commence a Tender or accept tenders of Partners Fund’s common shares during any period when (a) such transactions, if consummated, would (i) result in the delisting of Partners Fund’s shares from the New York Stock Exchange or (ii) impair Partners Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (which would make Partners Fund a taxable entity, causing Partners Fund’s income to be taxed at the fund level in addition to the taxation of shareholders who receive distributions from Partners Fund); (b) there is any (i) legal or regulatory action or proceeding instituted or threatened challenging such transaction, (ii) suspension of or limitation on prices for trading securities generally on the New York Stock Exchange or other national securities exchange(s), or the National Association of Securities Dealers Automated Quotation System National Market System, (iii) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (iv) limitation affecting Partners Fund imposed by federal or state authorities on the extension of credit by lending institutions, or (v) outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or

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crisis the effect of which on financial markets is such as to make it, in the good faith judgment of the Board of Directors of Partners Fund, impractical or inadvisable to proceed with the Tenders; or (c) the Board of Directors determines in good faith that effecting any such transaction would constitute a breach of its fiduciary duty owed to Partners Fund or its shareholders. Partners Fund will commence any Tender delayed by the pendency of any of the above described events within 30 days of the termination of such delaying event.

Furthermore, as a result of substantial negotiation by and among the Parties and counsel representing the Parties to this Stipulation, and on the basis of the representations, warranties and agreements set forth herein and subject to performance by Plaintiff of his covenants and other obligations hereunder and the other conditions set forth herein, the Board of Directors of Partners Fund, subject to compliance with applicable laws, rules and regulations (including without limitation Section 17 of the 1940 Act and Rule 17a-8 thereunder), has preliminarily determined to recommend a merger (the “Merger”) between Partners Fund and Salomon Brothers Municipal Partners Fund II Inc. (“Partners Fund II”) to the shareholders of Partners Fund at a meeting of shareholders of Partners Fund to be held in or before April 2007. Shareholders of the merging fund shall receive shares in the acquiring fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the merging fund at the time of the Merger. The Merger shall be on such other terms and conditions as, in the judgment of the Board of Directors of Partners Fund, are appropriate, including that the Merger will qualify as a “tax free reorganization” under the Internal Revenue Code of 1986, as amended, and provided there has been no material change in circumstances that causes the Board of Directors of Partners Fund to believe that the Merger is no longer in the best interest of shareholders. The Merger, if approved by the Board of Directors and the shareholders of Partners Fund and by the Board of Directors and shareholders of Partners Fund II, will be completed on, or as soon as practicable after, July 7, 2007

The obligations of Partners Fund relating to the Tenders are subject to the approval of the Management Agreement by April 29, 2006. Furthermore, Partners Fund’s obligations relating to the Tenders and the undertaking of Partners Fund to consider the Merger are further subject to performance by Partners Fund, Karpus and/or Karpus’s affiliate, KIM, of each and every one of their respective obligations under the Partners Fund Settlement Agreement, including: (1) Partners Fund and KIM’s authorization of their counsel to execute and file, and Partners Fund and KIM’s agreement to jointly seek court approval of, a Stipulated Final Judgment in the Federal Litigation resolving the Federal Litigation; (2) submission by KIM and/or any of its designees to IVS Associates, Inc., the Independent Inspector of Elections, of a master ballot voting any and all proxies KIM collected in the Proxy Contest from other registered and beneficial shareholders of Partners Fund on or before 7:00 p.m. on December 19, 2005; (3) inclusion on KIM’s master ballot of only the ADP Client Proxies and any proxy cards submitted by registered shareholders of Partners Fund to KIM on or before 7:00 p.m. on December 19, 2005 and exclusion from the master ballot of any votes submitted by legal proxy, including shares of KIM submitted by legal proxy; (4) Partners Fund and Karpus’s agreement to make any applications necessary to obtain approval of

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the Settlement of this Action; (5) KIM’s agreement, in the event that the Management Agreement is not deemed to have been approved by shareholders of Partners Fund as of December 19, 2005, that, until the approval of the Management Agreement, it (a) will not transfer any Shares and (b) will (i) appear at the meeting or otherwise cause all Shares it Beneficially Owned as of the record date for a special meeting of shareholders to approve the Management Agreement (the “Special Meeting”) to be counted as present thereat for purposes of calculating a quorum, (ii) vote or cause to be voted at the meeting all of the Shares Beneficially Owned as of the record date for the Special Meeting by KIM (x) in favor of the Management Agreement and (y) against any proposal made in opposition to, or in competition or inconsistent with, the Management Agreement and (iii) generally cooperate with Partners Fund in the approval of the Management Agreement.

Further, Defendants acknowledge that Plaintiff’s counsel may have a claim for attorneys’ fees and reimbursement of expenses in this Action based upon the benefits which the Settlement has and will provide to Partners Fund, and therefore Plaintiff and Defendants (after negotiating the other elements of the Settlement) agreed that, subject to Court approval of the Settlement, Plaintiff will submit an application requesting that Defendants cause to be paid to Plaintiff’s Counsel the sum of no more than Seventy Thousand Dollars ($70,000.00) in settlement of this claim for attorneys’ fees and expenses. In the event that the Court modifies this term of the parties’ Settlement, Defendants shall comply with such modification and all other terms of this Stipulation shall remain in full force and effect.

V. CONDITIONS TO SETTLEMENT

The Stipulation contains conditions, certain of which may be waived, which must be satisfied for the parties to be required to complete the Settlement, including: (1) KIM’s agreement, which agreement shall not be construed to prevent KIM from soliciting Partners Fund’s shareholders in favor of Partners Fund’s proposal to merge with MPT, that, except as expressly set forth in the Partners Fund Settlement Agreement, through the termination of the Effective Period, it will not, and will cause its Affiliates and Associates not to, directly or indirectly, alone or in concert with others, unless specifically requested in writing by the Chairman and President of Partners Fund or by a resolution of a majority of the Directors of Partners Fund, take any of the following actions (or take any action that would require Partners Fund to make an announcement regarding any of the following): (a) effect, seek, offer, engage in, propose (whether publicly or otherwise) or cause or participate in, or assist any other Person to effect, seek, engage in, offer or propose (whether publicly or otherwise) or participate in (other than as specifically contemplated by the Partners Fund Settlement Agreement) any “solicitation” of “proxies” (as such terms are defined in the rules and regulations promulgated under the 1934 Act but without regard to the exclusion set forth in Rule 14a-1(l)(2)(iv) from the definition of “solicitation”), whether or not relating to the election or removal of Directors, with respect to Partners Fund or any action resulting in KIM or any of its Affiliates or Associates becoming a “participant” in any “election contest” (as such terms are defined in the rules and regulations promulgated under the 1934 Act) with respect to Partners Fund; (b) propose any matter for submission to a vote of shareholders of

8

Partners Fund; (c) grant any other proxy with respect to any Shares of Partners Fund (other than to its Affiliates or the Chairman and President of Partners Fund, as the case may be); (d) execute any written consent with respect to any Shares; (e) form, join or participate in a “group” (within the meaning of Section 13(d)(3) of the 1934 Act) with respect to any Shares or deposit any Shares in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of such Shares or other agreement having similar effect (in each case except between KIM and its Affiliates); (f) seek, alone or in concert with others, (i) to call a meeting of shareholders of Partners Fund; (ii) representation on the Board of Directors of Partners Fund; (iii) the removal of any member of the Board of Directors of Partners Fund; or (iv) to control or influence the management or policies of Partners Fund; or (g) except as specifically contemplated by the Partners Fund Settlement Agreement, enter into any discussions, negotiations, arrangements or understandings with any Person with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing (in each case except between KIM and its Affiliates); and (2) KIM’s agreement that during the Effective Period, it will not, and will cause its Affiliates and Associates not to (and will not advise, assist or encourage others to), vote against any persons proposed by management for election as Directors of Partners Fund or vote against any proposal proposed by management to the shareholders of Partners Fund, and that it will, and will cause its Affiliates and Associates to, vote in favor of any persons proposed by management for election as Directors of Partners Fund and vote in favor of any proposal proposed by management to the shareholders of Partners Fund.

VI. SETTLEMENT HEARING AND ABILITY TO OBJECT TO THE SETTLEMENT

Partners Fund shareholders who comply with the procedures set forth below for making an appearance (personally or through counsel) may be heard to the extent allowed by the Court regarding the fairness, reasonableness, and adequacy of the Settlement at the Hearing to be held before the Honorable Herman Cahn, on                     , 2006, at      a.m./p.m at the courthouse of the Supreme Court, New York County, 60 Centre Street, New York, New York, 10007. You are not required to retain your own counsel, but if you choose to do so it will be at your own expense. In no event shall any Person be heard in opposition to the Settlement, and in no event shall any paper or brief submitted by any such Person be accepted or considered by the Court, unless by at least 10 days prior to the Hearing such Person (A) files with the Clerk of the Court notice of such Person’s intention to appear, showing proof that such Person is a Partners Fund shareholder, including the number of shares of Partners Fund Common Stock held and the date of purchase, and providing a statement that indicates the basis for such appearance, the nature of such objection, the identities of any witnesses that such Person plans to call at the Hearing, and any documentation in support of any objection, and (B) simultaneously serves copies of such notice, proof, statement and documentation, together with copies of any other papers or briefs such Person files with the Court, in person or by mail upon:

Jennifer Freeman

FREEMAN LEWIS LLP

228 East 45th Street, 17th Floor

New York, NY 10017

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Kenneth J. Vianale

Julie Prag Vianale

VIANALE & VIANALE LLP

2499 Glades Road, Suite 112

Boca Raton, Florida 33431

Counsel for Plaintiff George W. Karpus

-and-

Michael J. Chepiga

Sarah E. Cogan

Christine M. Ford

SIMPSON THACHER & BARTLETT LLP

425 Lexington Avenue

New York, New York 10017-3954

Attorneys for Nominal Defendant Salomon Brothers Municipal Partners Fund Inc.

-and-

Jacob S. Pultman

Ethan A. Heinz

Sarah E. Havens

ALLEN & OVERY LLP

1221 Avenue of the Americas

New York, New York 10020

Attorneys for R. Jay Gerken

-and-

Theodore R. Snyder

KREBSBACH & SNYDER, P.C.

One Exchange Plaza

55 Broadway, Suite 1600

New York, New York 10006

C. Clark Hodgson, Jr.

Thomas W. Dymek

STRADLEY, RONON, STEVENS & YOUNG, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Attorneys for Daniel Cronin, Carol L. Colman,

Dr. Riordan Roett, Jeswald W. Salacuse,

William R. Hutchinson, and Leslie H. Gelb

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VII. NOTICE TO BANKS, BROKERS OR OTHER NOMINEES

If you held Partners Fund stock on February     , 2006 as a nominee for the benefit of another, you are directed to: (1) provide a copy of this Notice to your beneficial owners of the publicly traded securities, postmarked no later than ten (10) business days after receipt of this Notice, or (2) to provide, within ten (10) business days of receipt of this Notice, the names and addresses of such Persons to Partners Fund, preferably in an MS Excel data table, setting forth: (a) title/registration, (b) street address, (c) city/state/zip; electronically in MS Word or WordPerfect files (label size Avery #5162); or on computer-generated mailing labels, in which case Partners Fund will send copies of the Notice to your beneficial owners. You may request sufficient copies of this Notice, free of charge, to mail to your beneficial owners and/or obtain reimbursement of your reasonable and actual out-of-pocket disbursements that would not have been made but for this request by submitting an itemized statement to Partners Fund.

VIII. FURTHER INFORMATION

Further information regarding the Action and this Notice may be obtained by contacting counsel for Plaintiff: Jennifer Freeman, FREEMAN LEWIS LLP, 228 East 45th Street, 17th Floor, New York, NY 10017, (212) 980-4082; or Kenneth J. Vianale, Julie Prag Vianale, VIANALE & VIANALE LLP, 2499 Glades Road, Suite 112, Boca Raton, Florida 33431, (561) 392-4750.

The pleadings and other records of the Action may be examined and copied at any time during regular office hours at New York County Clerk’s Office, 60 Centre Street, New York, New York, 10007.

Please Do Not Telephone the Court or the Clerk’s Office Regarding this Notice.

DATED:	, 2006	BY ORDER OF THE COURT
SUPREME COURT OF NEW YORK
COUNTY OF NEW YORK

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Exhibit C

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

GEORGE W. KARPUS,

Plaintiff,

- against -

R. JAY GERKEN, DANIEL CRONIN, CAROL L. COLMAN, DR. RIORDAN ROETT, JESWALD W. SALACUSE, WILLIAM R. HUTCHINSON, and LESLIE H. GELB,

Defendants,

- and -

SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC, and SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC,

Nominal Defendants.

Index No. 603984/05 NOTICE OF PENDENCY AND SETTLEMENT OF DERIVATIVE ACTION

TO:	ALL SHAREHOLDERS OF SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC. (“PARTNERS FUND II”) AS OF FEBRUARY , 2006. PLEASE READ THIS NOTICE CAREFULLY AND COMPLETELY. YOUR RIGHTS WILL BE AFFECTED. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF A SHAREHOLDER DERIVATIVE ACTION AND CLAIMS ASSERTED THEREIN.

IF YOU HOLD PARTNERS FUND II STOCK FOR THE BENEFIT OF ANOTHER, PLEASE TRANSMIT THIS NOTICE TO SUCH BENEFICIAL OWNER.

I. PURPOSE OF THIS NOTICE

This Notice is given pursuant to Section 626 of New York Business Corporation Law (“B.C.L.”) and by an Order of the Supreme Court of New York, County of New York. The purpose of the Notice is to advise you that a shareholder derivative action is now pending in the Court relating to Partners Fund II and that the parties thereto have entered into a settlement, subject to Court approval, which would fully, finally and forever resolve this action on the terms and conditions summarized in this Notice and that a Settlement hearing will be held                     , 2006, at      before the Honorable Herman Cahn, 60 Centre Street, New York, New York, 10007.

THIS IS NOT AN EXPRESSION OF ANY OPINION BY THE COURT AS TO THE MERITS OF ANY CLAIMS OR ANY DEFENSES ASSERTED BY ANY PARTY IN THE ACTION, OR THE FAIRNESS, REASONABLENESS OR ADEQUACY OF THE PROPOSED SETTLEMENT.

II. DEFINITIONS

As used in this Notice, the following terms shall have the meanings specified below:

1. “Action” means the action filed by plaintiff George W. Karpus (“Karpus”) in the Supreme Court of the State of New York, County of New York, on November 8, 2005, entitled George W. Karpus v. R. Jay Gerken, et al., Index No. 603984/2005.

2. “Affiliate,” has the meaning set forth in Rule 405 promulgated by the SEC (as defined below) under the Securities Act of 1933, as amended (together with the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff, the “1933 Act”).

3. “Associate” has the meaning set forth in Rule 12b-2 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (together with the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff, the “1934 Act”), except that a passive investment in a Person (as defined below) that is not controlled or managed shall not be deemed to make that Person an Associate of another Person.

4. “Beneficial Owner” and “Beneficially Own” and related terms have the meanings set forth in Rule 13d-3 promulgated by the SEC under the 1934 Act.

5. “Complaint” means the Derivative Complaint filed by Karpus in the Action.

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6. “Court” means the Supreme Court of the State of New York, County of New York.

7. “Defendants” means the Individual Defendants (as defined hereinafter) and Partners Fund II (as defined hereinafter).

8. “Defendant Released Claims” means any and all claims, actions, complaints, causes of action, demands or suits at law or in equity, or other liabilities whatsoever, which Plaintiff, the Nominal Defendants or any shareholder thereof ever had or for, upon or by reason of, any claim asserted or which could have been asserted in the Action based on any matter or thing done or omitted by any of the Defendants prior to the date of this Agreement, whether known or unknown, accrued or contingent.

9. “Defendant Released Parties” means the Defendants and their Related Persons (as defined hereinafter).

10. “Defendants’ Counsel” means Simpson Thacher & Bartlett LLP (counsel to Partners Fund); Allen & Overy LLP (counsel to Gerken); and Krebsbach & Snyder, P.C. and Stradley, Ronon, Stevens & Young, LLP (counsel to the Independent Directors).

11. “Effective Date” means the date of completion of the last of the following: (a) entry of an Order and Final Judgment, which approves in all material respects: (1) the dismissal of the claims that have been made in this Action and (2) the releases provided for in the Stipulation with respect to this Action, and (b) either (1) expiration of the time to appeal or otherwise seek review of the Order and Final Judgment which approves, in all material respects, the settlement of this Action as provided in the Stipulation, without any appeal having been taken or review sought, or (2) if an appeal is taken or review sought, the expiration of five (5) days after an appeal or review shall have been dismissed or finally determined by the highest Court before which such appeal or review is sought and which affirms the material terms of such appealed settlement consistent in all material ways with this Stipulation and/or Order and Final Judgment and is not subject to further judicial review.

12. “Effective Period” means the period from the date of the Settlement Agreement, dated as of February __, 2006, by and among George W. Karpus, Karpus Management, Inc. (d/b/a Karpus Investment Management), its directors, officers and all of its respective Affiliates (collectively, “KIM”), and Partners Fund II (“Partners Fund II Settlement Agreement”) through the fifth (5th) anniversary of the Partners Fund II Settlement Agreement.

13. “Final” means no longer subject to review upon appeal or review in connection with a petition for writ of certiorari or other similar writ, whether by exhaustion of any possible appeal, lapse of time or otherwise.

14. “Hearing” means the final hearing or hearings at which the Court will review the adequacy, fairness and reasonableness of the Settlement.

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15. “Independent Directors” means Daniel Cronin, Carol L. Colman, Dr. Riordan Roett, Jeswald W. Salacuse, William R. Hutchinson, and Leslie H. Gelb.

16. “Individual Defendants” means R. Jay Gerken (“Gerken”) and the Independent Directors.

17. “Partners Fund II” or “Nominal Defendant” means Salomon Brothers Municipal Partners Fund II Inc.

18. “Person” means a natural person, individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, any business or legal entity, and any spouse, heir, legatee, executor, administrator, predecessor, successor, representative or assign of any of the foregoing.

19. “Plaintiff” means Karpus and his affiliates, heirs, executors, administrators, successors and assigns.

20. “Plaintiff Released Claims” means any and all claims whatsoever, which Defendants ever had or for, upon or by reason of, any claim asserted or which could have been asserted in the Action based on any matter or thing done or omitted by Plaintiff prior to the date of this Agreement, whether known or unknown, accrued or contingent.

21. “Plaintiff Released Parties” means the Plaintiff and his Related Persons.

22. “Plaintiff’s Counsel” means Vianale & Vianale LLP and Freeman Lewis LLP.

23. “Related Persons” means, with respect to any Person, such Person’s divisions, parents, affiliates, attorneys, agents and each of their current, future or former officers, directors, employees, representatives, attorneys and agents, as well as any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Party.

24. “SEC” means the United States Securities and Exchange Commission or any successor entity.

25. “Settlement” means the settlement and compromise of the Action as provided for in the Stipulation of Settlement and described therein.

26. “Shares” means any shares of common stock or preferred stock of Partners Fund, or any securities convertible into or exchangeable or exercisable for any securities of Partners Fund, or which, upon redemption thereof could result in the receipt of any securities of Partners Fund, or options, warrants, contractual rights or other rights of any

4

kind to acquire or vote any securities of Partners Fund, including any security into which such common stock or preferred stock is converted into, exchanged or exercised for or replaced with in connection with any reorganization whatsoever of Partners Fund, including any change of organizational form.

27. “Stipulation” means the Stipulation of Settlement on file with the Court.

III. SUMMARY OF THE ACTION

Plaintiff generally alleges that the Individual Defendants (i) breached their fiduciary duties by failing to take effective action to narrow or eliminate the trading discount from net asset value of Partners Fund II’s shares; and (ii) were unjustly enriched by receiving annual directors’ fees despite their alleged breach of fiduciary duty.

The Defendants deny each and every allegation of liability and wrongdoing on their part and assert that the claims asserted against them are without merit and fail to state a cause of action; deny that they breached any duty, violated any law or engaged in wrongdoing in any form; and believe that they have strong factual and legal defenses to all claims alleged. The Defendants have agreed to this Stipulation and the Settlement provided herein solely in order to fully and finally settle and dispose of all claims that have been or could have been raised in the Action and to avoid the continuing burden, expense, inconvenience and distraction of protracted litigation.

IV.TERMS OF THE SETTLEMENT

As of the Effective Date, Plaintiff on behalf of himself, Partners Fund II and all shareholders of Partners Fund II during the time of the events alleged in the Complaint releases all Defendant Released Claims against the Defendant Released Parties, and also releases all claims against Defendants’ Counsel related to their defense of this Action. Upon the Effective Date, the Defendants release all Plaintiff Released Claims against the Plaintiff Released Parties, and also release all claims against Plaintiff’s Counsel related to their bringing and prosecuting the Action.

As a result of substantial negotiation by and among the counsel representing the parties to the Stipulation, and on the basis of the representations, warranties and agreements set forth therein and subject to performance by KIM of its covenants and other obligations thereunder and the other conditions set forth therein, the Board of Directors of Partners Fund II, subject to compliance with applicable laws, rules and regulations (including without limitation Section 17 of the Investment Company Act of 1940, as amended, and Rule 17a-8 thereunder), has preliminarily determined to recommend a merger (the “Merger”) between Partners Fund II and Salomon Brothers Municipal Partners Fund Inc. (“Partners Fund”) to the shareholders of Partners Fund II at the annual meeting of shareholders of Partners Fund II to be held in or before April 2007. Shareholders of the merging fund shall receive shares in the acquiring fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the

5

merging fund at the time of the Merger. The Merger shall be on such other terms and conditions as, in the judgment of the Board of Directors of Partners Fund II, are appropriate, including that the Merger will qualify as a “tax free reorganization” under the Internal Revenue Code of 1986, as amended, and provided there has been no material change in circumstances that causes the Board of Directors of Partners Fund II to believe that the Merger is no longer in the best interest of shareholders. The Merger, if approved by the Board of Directors and the shareholders of Partners Fund II and by the Board of Directors and shareholders of Partners Fund, will be completed on, or as soon as practicable after, July 7, 2007.

Further, Defendants acknowledge that Plaintiff’s counsel may have a claim for attorneys’ fees and reimbursement of expenses in this Action based upon the benefits which the Settlement has and will provide to Partners Fund II, and therefore Plaintiff and Defendants (after negotiating the other elements of the Settlement) agreed that, subject to Court approval of the Settlement, Plaintiff will submit an application requesting that Defendants cause to be paid to Plaintiff’s Counsel the sum of no more than Seventy Thousand Dollars ($70,000.00) in settlement of this claim for attorneys’ fees and expenses. In the event that the Court modifies this term of the Parties’ Settlement, Defendants shall comply with such modification and all other terms of this Stipulation shall remain in full force and effect.

V. CONDITIONS TO SETTLEMENT

The Stipulation contains conditions, certain of which may be waived, which must be satisfied for the parties to be required to complete the Settlement, including: (1) Partners Fund II and Karpus’s agreement to make any applications necessary to obtain approval of the Settlement of this Action; (2) KIM’s agreement, which agreement shall not be construed to prevent KIM from soliciting Partners Fund II’s shareholders in favor of Partners Fund II’s proposal to merge with Partners Fund, that, except as expressly set forth in the Partners Fund II Settlement Agreement, through the termination of the Effective Period, it will not, and will cause its Affiliates and Associates not to, directly or indirectly, alone or in concert with others, unless specifically requested in writing by the Chairman and President of Partners Fund II or by a resolution of a majority of the Directors of Partners Fund, take any of the following actions (or take any action that would require Partners Fund II to make an announcement regarding any of the following): (a) effect, seek, offer, engage in, propose (whether publicly or otherwise) or cause or participate in, or assist any other Person to effect, seek, engage in, offer or propose (whether publicly or otherwise) or participate in (other than as specifically contemplated by the Partners Fund II Settlement Agreement) any “solicitation” of “proxies” (as such terms are defined in the rules and regulations promulgated under the 1934 Act but without regard to the exclusion set forth in Rule 14a-1(l)(2)(iv) from the definition of “solicitation”), whether or not relating to the election or removal of Directors, with respect to Partners Fund II or any action resulting in KIM or any of its Affiliates or Associates becoming a “participant” in any “election contest” (as such terms are defined in the rules and regulations promulgated under the 1934 Act) with respect to Partners Fund II; (b) propose any matter for submission to a vote of shareholders of

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Partners Fund II; (c) grant any other proxy with respect to any Shares of Partners Fund II (other than to its Affiliates or the Chairman and President of Partners Fund, as the case may be); (d) execute any written consent with respect to any Shares; (e) form, join or participate in a “group” (within the meaning of Section 13(d)(3) of the 1934 Act) with respect to any Shares or deposit any Shares in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of such Shares or other agreement having similar effect (in each case except between KIM and its Affiliates); (f) seek, alone or in concert with others, (i) to call a meeting of shareholders of Partners Fund II; (ii) representation on the Board of Directors of Partners Fund II; (iii) the removal of any member of the Board of Directors of Partners Fund II; or (iv) to control or influence the management or policies of Partners Fund II; or (g) except as specifically contemplated by the Partners Fund II Settlement Agreement, enter into any discussions, negotiations, arrangements or understandings with any Person with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing (in each case except between KIM and its Affiliates); and (3) KIM’s agreement that during the Effective Period, it will not, and will cause its Affiliates and Associates not to (and will not advise, assist or encourage others to), vote against any persons proposed by management for election as Directors of Partners Fund II or vote against any proposal proposed by management to the shareholders of Partners Fund II, and that it will, and will cause its Affiliates and Associates to, vote in favor of any persons proposed by management for election as Directors of Partners Fund II and vote in favor of any proposal proposed by management to the shareholders of Partners Fund II.

VI. SETTLEMENT HEARING AND ABILITY TO OBJECT TO THE SETTLEMENT

Partners Fund II shareholders who comply with the procedures set forth below for making an appearance (personally or through counsel) may be heard to the extent allowed by the Court regarding the fairness, reasonableness, and adequacy of the Settlement at the Settlement Hearing to be held before the Honorable Herman Cahn, on                         , 2006, at      a.m./p.m at the courthouse of the Supreme Court, New York County, 60 Centre Street, New York, New York, 10007. You are not required to retain your own counsel, but if you choose to do so it will be at your own expense. In no event shall any Person be heard in opposition to the Settlement, and in no event shall any paper or brief submitted by any such Person be accepted or considered by the Court, unless by at least 10 days prior to the Settlement Hearing such Person (A) files with the Clerk of the Court notice of such Person’s intention to appear, showing proof that such Person is a Partners Fund II shareholder, including the number of shares of Partners Fund II Common Stock held and the date of purchase, and providing a statement that indicates the basis for such appearance, the nature of such objection, the identities of any witnesses that such Person plans to call at the Final Hearing, and any documentation in support of any objection, and (B) simultaneously serves copies of such notice, proof, statement and documentation, together with copies of any other papers or briefs such Person files with the Court, in person or by mail upon:

Jennifer Freeman

FREEMAN LEWIS LLP

228 East 45th Street, 17th Floor

New York, NY 10017

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Kenneth J. Vianale

Julie Prag Vianale

VIANALE & VIANALE LLP

2499 Glades Road, Suite 112

Boca Raton, Florida 33431

Counsel for Plaintiff George W. Karpus

-and-

Michael J. Chepiga

Sarah E. Cogan

Christine M. Ford

SIMPSON THACHER & BARTLETT LLP

425 Lexington Avenue

New York, New York 10017-3954

Attorneys for Nominal Defendant Salomon Brothers Municipal Partners Fund II Inc.

-and-

Jacob S. Pultman

Ethan A. Heinz

Sarah E. Havens

ALLEN & OVERY LLP

1221 Avenue of the Americas

New York, New York 10020

Attorneys for R. Jay Gerken

-and-

Theodore R. Snyder

KREBSBACH & SNYDER, P.C.

One Exchange Plaza

55 Broadway, Suite 1600

New York, New York 10006

C. Clark Hodgson, Jr.

Thomas W. Dymek

STRADLEY, RONON, STEVENS & YOUNG, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Attorneys for Daniel Cronin, Carol L. Colman,

Dr. Riordan Roett, Jeswald W. Salacuse,

William R. Hutchinson, and Leslie H. Gelb

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VII. NOTICE TO BANKS, BROKERS OR OTHER NOMINEES

If you held Partners Fund II stock on February     , 2006 as a nominee for the benefit of another, you are directed to: (1) provide a copy of this Notice to your beneficial owners of the publicly traded securities, postmarked no later than ten (10) business days after receipt of this Notice, or (2) to provide, within ten (10) business days of receipt of this Notice, the names and addresses of such Persons to Partners Fund II, preferably in an MS Excel data table, setting forth: (a) title/registration, (b) street address, (c) city/state/zip; electronically in MS Word or WordPerfect files (label size Avery #5162); or on computer-generated mailing labels, in which case Partners Fund II will send copies of the Notice to your beneficial owners. You may request sufficient copies of this Notice, free of charge, to mail to your beneficial owners and/or obtain reimbursement of your reasonable and actual out-of-pocket disbursements that would not have been made but for this request by submitting an itemized statement to Partners Fund II.

VIII. FURTHER INFORMATION

Further information regarding the Action and this Notice may be obtained by contacting counsel for Plaintiff: Jennifer Freeman, FREEMAN LEWIS LLP, 228 East 45th Street, 17th Floor, New York, NY 10017, (212) 980-4082; or Kenneth J. Vianale, Julie Prag Vianale, VIANALE & VIANALE LLP, 2499 Glades Road, Suite 112, Boca Raton, Florida 33431, (561) 392-4750.

The pleadings and other records of the Action may be examined and copied at any time during regular office hours at New York County Clerk’s Office, 60 Centre Street, New York, New York, 10007.

Please Do Not Telephone the Court or the Clerk’s Office Regarding this Notice.

DATED: , 2006	BY ORDER OF THE COURT
SUPREME COURT OF NEW YORK
COUNTY OF NEW YORK

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Exhibit D

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

GEORGE W. KARPUS,

Plaintiff,

- against -

R. JAY GERKEN, DANIEL CRONIN, CAROL L. COLMAN, DR. RIORDAN ROETT, JESWALD W. SALACUSE, WILLIAM R. HUTCHINSON, and LESLIE H. GELB,

Defendas,

- and -

SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC, and SALOMON BROTHERS MUNICIPAL PARTNERS FUND II IN

Nominal Defendants.

Index No. 603984/05 FINAL ORDER AND JUDGMENT

WHEREAS, the above captioned action (the “Action”) is presently pending before this Court;

WHEREAS, the Court, by order dated                         , 2006, preliminarily approved: (1) the Settlement set forth in the Stipulation of Settlement dated as of February     , 2006 (the “Stipulation”), (2) the form and manner of Notice to the record and/or beneficial owners of Salomon Brothers Municipal Partners Fund Inc. stock as of February     , 2006 (“Partners Fund Shareholders”), and (3) the form and manner of Notice to the record and/or beneficial owners of Salomon Brothers Municipal Partners Fund Inc. stock as of February     , 2006 (“Partners Fund II Shareholders”);

WHEREAS, this matter came before the Court for hearing on              (the “Hearing”) on the motion of the Parties for final approval of the Settlement, with due and adequate notice having been provided to the Partners Fund Shareholders and to the Partners Fund II Shareholders, and the Court having considered all papers filed and proceedings had herein, and good cause appearing, therefore,

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1. This Order and Final Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein and not otherwise defined herein shall have the same meanings set forth in the Stipulation.

2. This Court has jurisdiction over the subject matter of this Action and over all parties thereto.

3. The notice given to Partners Fund Shareholders and to Partners Fund II Shareholders was the best notice practicable under the circumstances, including the individual notice to all Partners Fund Shareholders who could be identified through reasonable effort and the individual notice to all Partners Fund II Shareholders who could be identified through reasonable effort. Said notices provided the best notice practicable under the circumstances of those proceedings and of the matters set forth herein, including the proposed Settlement and the Hearing, and said notices fully satisfied the requirements of B.C.L. § 626 and any other applicable law.

4. Pursuant to B.C.L. § 626 and other applicable law, this Court hereby finally approves the Settlement in all respects, as set forth in the Stipulation, and finds

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that said Settlement is fair, reasonable and adequate (procedurally and substantively) to Partners Fund and its shareholders and to Partners Fund II and its shareholders in light of the complexity, expense, duration and uncertainties of litigation. The Court further finds the Settlement is the result of arms’ length negotiations between the Parties and between experienced counsel. The Parties are hereby directed to consummate the Settlement in accordance with the terms of the Stipulation.

5. The Action and all claims asserted therein are dismissed with prejudice.

6. Upon the Effective Date, all Plaintiff Released Claims are released against all Plaintiff Released Parties, and all Defendant Released Claims are released against all Defendant Released Parties.

7. Upon the Effective Date, all claims against Defendants’ Counsel related to the defense of this Action and all claims against Plaintiff’s Counsel related to their bringing and prosecuting the Action are released.

8. Plaintiff’s application for attorney fees and expenses, filed on             , is hereby granted. Defendants shall cause to be paid to Plaintiff’s Counsel              in attorney fees and expenses.

9. The parties are to bear their own costs, except as otherwise provided in paragraph 8 of this Order and in the Stipulation.

10. All Persons are permanently and forever barred and enjoined from filing, commencing, instituting, prosecuting or maintaining, either directly, indirectly, representatively or in any other capacity, any claim, against any of the Plaintiff Released Parties or Defendant Released Parties arising out of, based upon or relating to the transactions and occurrences referred to in the Complaint, or that could have been referred to in the Complaint. All such claims and actions are hereby extinguished, satisfied and unenforceable.

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11. Neither the Stipulation nor the Settlement contained herein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of or lack of validity of any Released Claim or of any wrongdoing or liability of any of the Parties; (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any or all of the Parties in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal; and/or (c) is or may be alleged or mentioned in any litigation or other action unrelated to the enforcement of the Stipulation. Notwithstanding the foregoing, the Defendants may file the Stipulation and/or this Order and Final Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

12. Without affecting the finality of this Order and Final Judgment in any way, this Court hereby retains continuing jurisdiction over all parties hereto for the purposes of the implementation, enforcement, and administration of the Settlement.

13. In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, then this Order and Final Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated and, in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation.

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14. Immediate entry of this Order and Final Judgment by the Clerk of the Court is expressly directed pursuant to Rule 5016 of the New York Civil Practice Law and Rules.

IT IS SO ORDERED.

Dated: , 2006
Hon. Herman Cahn

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EXHIBIT B

Salomon Brothers Municipal Partners Fund II Inc. Settles with Karpus Management

—Fund to Consider a Merger—

NEW YORK—February 13, 2006

Salomon Brothers Municipal Partners Fund II Inc. (NYSE: MPT) (the “Fund”), a closed-end investment company, today announced that the Fund has entered into an agreement with George W. Karpus and Karpus Management, Inc. (“KIM”) settling a derivative lawsuit against the Fund and its directors in the Supreme Court of the State of New York (“Litigation”).

Under the terms of the settlement and subject to certain conditions, the Board of Directors of the Fund, subject to compliance with applicable laws, rules and regulations, has preliminarily determined to recommend a merger (the “Merger”) between the Fund and Salomon Brothers Municipal Partners Fund Inc. (“MNP”) to shareholders of the Fund at a meeting of shareholders to be held in or before April 2007. The Merger would be on such terms and conditions as the Board of Directors of the Fund deems appropriate, including no material change in circumstances that causes the Board of Directors of the Fund to believe that the Merger is no longer in the best interest of shareholders. The Merger, if approved by the Board of Directors and the shareholders of the Fund and by the Board of Directors and shareholders of MNP, would be completed on, or as soon as practicable after, July 7, 2007. George W. Karpus has agreed to settle the Litigation, subject to notice to Fund shareholders as required by the court and final court approval of the settlement.

The summary of the settlement reached by George W. Karpus, KIM and the Fund included in this press release is qualified in its entirety by reference to the full text of the settlement agreement reached by George W. Karpus, KIM and the Fund, which will be filed by the Fund with the Securities and Exchange Commission (“SEC”) and will be available for free on the SEC’s website, http://www.sec.gov. George W. Karpus, KIM and the Fund have agreed not to make any additional public statements relating to the settlements.

In connection with the Merger, the Fund may file a definitive proxy statement with the SEC. INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN AND IF IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a free copy of the proxy statement (when and if available) and other documents filed by the Fund at the SEC’s web site at http://www.sec.gov.

The Fund and its Directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the Merger. Information concerning the interests of the Fund’s participants in the solicitation is set forth in the Fund’s shareholder reports on Form N-CSR previously filed with the SEC and will be set forth in the proxy statement relating to the Merger when and if it becomes available.

Note: On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management (“CAM”), to Legg

Mason, Inc. (“Legg Mason”). As part of this transaction, the investment adviser for the fund(s) referenced herein became a wholly owned subsidiary of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of the funds, the names of any classes of shares of funds, and the names of investment advisers of the funds, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management.” Legg Mason and its affiliates, as well as the Fund’s investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Contact:	Brenda Grandell
Director, Closed-End Funds
Legg Mason & Co., LLC
212-291-3775

Media Relations:	Mary Athridge
Media Relations
Legg Mason & Co., LLC
212-559-0104

EXHIBIT C

KARPUS INVESTMENT MANAGEMENT

FOR IMMEDIATE RELEASE

Contact:	George W. Karpus, CEO
	Phone:	(585) 586-4680
	Fax:	(585) 586-4315
	Toll Free:	1-866-527-7871
	E-mail:	info@karpus.com

Karpus Investment Management Announces Settlement with Salomon Brothers Funds

Pittsford, New York, February 13, 2006 – Karpus Management, Inc. (“Karpus”), which is one of the largest shareholders of Salomon Brothers Inflation Management Fund Inc. (“IMF”), Salomon Brothers Municipal Partners Fund Inc. (“MNP”) and Salomon Brothers Municipal Partners Fund II Inc. (“MPT”), announces that it has reached settlement agreements with Salomon Brothers Asset Management (“SBAM”) pertaining to each of these Funds.

Material terms include: (1) an immediate 10% tender offer at 98% of net asset value for IMF and MNP; (2) 5% semi-annual tender offers at 98% of NAV in 2007 and 2008, contingent upon discounts to NAV exceeding 5% for defined periods; (3) the commitment of the Boards of Directors of MPT and MNP to propose to shareholders a merger of MNP and MPT by July 2007; and (4) Karpus agreeing to terminate its existing proxy contests with the Funds and all outstanding litigation related thereto. The settlement agreements are also conditioned on shareholder approvals of the new management agreement between IMF and SBAM and MNP and SBAM. Karpus believes that such a settlement could not have been achieved without the strong support it received from so many large and small shareholders of the Funds.

Karpus commends the Funds’ Boards with respect to these actions taken in response to the concerns of shareholders. The settlement agreements represent a strong, positive movement toward enhancing shareholder value for all holders of the Funds. As such, Karpus supports the proposed new management agreement as well as the director nominees indicated on IMF’s annual proxy statement, dated January 13, 2006.

THE SUMMARY OF THE SETTLEMENTS REACHED BY KARPUS AND THE FUNDS REFERRED TO IN THIS PRESS RELEASE IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE SETTLEMENT AGREEMENTS REACHED, WHICH WILL BE FILED BY THE FUNDS WITH THE SEC (AVAILABLE FOR FREE AT HTTP://WWW.SEC.GOV). KARPUS, THE FUNDS AND SBAM HAVE AGREED NOT TO MAKE ANY ADDITIONAL PUBLIC STATEMENTS RELATING TO THE SETTLEMENTS.

# # #

END OF RELEASE

Karpus Investment Management is an independent, fee-based Registered Investment Advisory firm with offices at 183 Sully’s Trail, Pittsford, New York 14534.

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